Exhibit 10(t)(t)

                                                   SERVICE AGREEMENT NO. 50420
                                                   CONTROL NO. 1995-04-30 - 0029


                              SST SERVICE AGREEMENT


THIS AGREEMENT, made and entered into this 11th day of December, 1995 by and between:


        COLUMBIA GAS TRANSMISSION CORPORATION
        ("SELLER")
        AND
        ROANOKE GAS COMPANY
        ("BUYER")


WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of BUYER.


Section 2. Term. Service under this Agreement shall commence as of the latter of NOVEMBER 01, 1997, or upon completion of facilities and shall continue in full force and effect until OCTOBER 31, 2012, and from YEAR - to - YEAR thereafter unless terminated by either party upon 2 YEARS' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

Section 3. Rates. Buyer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273,
Attention: Manager - Agreements Administration and notices to Buyer shall be addressed to it at:

        ROANOKE GAS COMPANY
        VP OPERATIONS
        P 0 BOX 13007
        ROANOKE,  VA         24030


ATTN:  ARTHUR PENDLETON;
until changed by either party by written notice.

                                                   SERVICE AGREEMENT NO. 50420
                                                   CONTROL NO. 1995-04-30 - 0029


                              SST SERVICE AGREEMENT



Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A.



        ROANOKE GAS COMPANY

By:     s/John B. Williamson, III

Name:   John B. Williamson

Title:  Vice President Rates & Finance

Date:   December 11, 1995



        COLUMBIA GAS TRANSMISSION CORPORATION


By:     s/S.M. Warnick

Name:   S. M. Warnick

Title:  Vice President

Date:   February 23, 1996

                                              Revision No.
                                              Control No.  1995 - 04- 30 - 0029

                    Appendix A to Service Agreement No. 50420
                            Under Rate Schedule S S T

             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                         and (Buyer) ROANOKE GAS COMPANY

          October through March Transportation Demand            5,889  Dth/day
        April through September Transportation Demand            2,944  Dth/day


                             Primary Receipt Points


               Scheduling        Scheduling               Maximum Daily
               Point No.         Point Name             Quantity (Dth/Day)


               STOW              STORAGE WITHDRAWALS           5,889

                                              Revision No.
                                              Control No. 1995 - 04 - 30 - 0029

                           Appendix A to Service Agreement No. 50420
                                   Under Rate Schedule S S T

                    Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                                and (Buyer) ROANOKE GAS COMPANY


                                    Primary Delivery Points

                                                          F
                                                          o
                                                          o
                                                          t                                                  Maximum S1/
                                                          n                                                  Delivery
                                                          o                            Maximum Daily         Pressure
Scheduling     Scheduling                   Measuring     t      Measuring             Delivery Obligation   Obligation
Point No.      Point Name                   Point No.     e      Point Name            (Dth/Day)             (PSIG)
-------------------------------------------------------------------------------------------------------------------------

62             ROANOKE GAS COMPANY          802697               Gala/Roanoke          5,889                  475


                                               Revision No.
                                               Control No. 1995 - 04 - 30 - 0029

                    Appendix A to Service Agreement No. 50420
                            Under Rate Schedule S S T

             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                         and (Buyer) ROANOKE GAS COMPANY

S 1            /      IF A MAXIMUM PRESSURE IS NOT SPECIFICALLY STATED,
                      THEN SELLER'S OBLIGATION SHALL BE AS STATED IN
                      SECTION 13 (DELIVERY PRESSURE) OF THE GENERAL TERMS
                      AND CONDITIONS.

GFNT           /      THIS SERVICE AGREEMENT AND ITS EFFECTIVENESS ARE
                      SUBJECT TO A PRECEDENT AGREEMENT (#47753) BETWEEN BUYER
                      AND SELLER DATED APRIL 28, 1995.

                      UNLESS STATION SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER, SELLER'S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN SELLER AND BUYER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION. ANY STATION SPECIFIC MDDOS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOS SET FORTH ABOVE.

                                               Revision No.
                                               Control No. 1995 - 04 - 30 - 0029

                    Appendix A to Service Agreement No. 50420
                            Under Rate Schedule S S T

             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                         and (Buyer) ROANOKE GAS COMPANY

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purposes of listing valid secondary receipt and delivery points.

Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1997, or upon completion of facilities. This Appendix A shall
cancel and supersede the previous Appendix A effective as of   N/A     , to the
Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

        ROANOKE GAS COMPANY

By:     s/John B. Williamson, III

Name:   John B. Williamson

Title:  Vice President Rates & Finance

Date:   December 11, 1995


        COLUMBIA GAS TRANSMISSION CORPORATION


By:     s/S.M. Warnick

Name:   S. M. Warnick

Title:  Vice President

Date:   February 23, 1996